                                                                EXHIBIT 10.19(b)


             SECOND AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT, dated as of August 8, 2002 (this "Amendment"), amends the 364-Day Revolving Credit Agreement, dated as of August 10, 2000 (as heretofore amended, the "Credit Agreement"), among The John Nuveen Company, Nuveen Investments, certain financial institutions (the "Banks"), Citicorp USA, Inc., as syndication agent, JP Morgan Chase Bank (as successor to The Chase Manhattan Bank), as documentation agent and Bank of America, N.A., as administrative agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Borrowers from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1. AMENDMENT. Effective as of August 8, 2002, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.3 below:

         1.1 Definitions. The definition of "Revolving Termination Date" in
Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "Revolving Termination Date" means the earlier to occur of:

                  (a) August 7, 2003 (the "Scheduled Revolving Termination Date") as such date may be extended pursuant to Section 2.14; and

                  (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement."

         1.2 Schedule 2.1. Schedule 2.1 is hereby amended to state in its entirety as set forth in Schedule 2.1 hereto.

         1.3 Schedule 10.2 Schedule 10.2 of the Credit Agreement is hereby amended in its entirety as set forth in Schedule 2.1 hereto.

         SECTION 2. REPLACEMENT BANK. JPMorgan Chase Bank (successor to The Chase Bank) and The Bank of New York, are hereby released from all obligations as Banks under the Credit Agreement. State Street Bank and Trust Company hereby assumes all obligations as a

Bank under the Credit Agreement and shall be a Bank for all purposes of the Credit Agreement and the Loan Documents.

         SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Agent to the Borrowers and the Banks.

         3.1 Receipt of Documents. The Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the
Agent:

                  (a) Amendment. This Amendment, duly executed by the Borrowers, the Agent and the Banks.

                  (b) Consents. Copies, certified by the secretary or an assistant secretary of each Borrower, of all documents evidencing any necessary corporate action, consents and governmental approvals (if any) with respect to this Amendment and the other documents described herein.

                  (c) Parent - Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Parent, as to (i) resolutions of the Executive Committee of the Board of Directors of the Parent then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Parent authorized to act with respect to this Amendment and each other document described herein.

                  (d) Subsidiary Borrower - Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Subsidiary Borrower, as to (i) resolutions of the Board of Directors of the Subsidiary Borrower then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Subsidiary Borrower authorized to act with respect to this Amendment and each other document described herein.

         3.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Borrowers shall be true and correct (and the Borrowers, by their execution of this Amendment, hereby represent and warrant to the Agent and each Bank that such statements are true and correct as at such times):

                  (a) the representations and warranties set forth in Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (b) no Event of Default or Default shall have then occurred and be continuing.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment, the Borrowers hereby represent and warrant to the Agent and each Bank as follows:

         4.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Borrower of this Amendment are within said Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene said Borrower's charter or bylaws;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting said Borrower; or

                  (c) result in, or require the creation or imposition of, any Lien on any of said Borrower's properties.

         4.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by either Borrower of this Amendment.

         4.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms.

         SECTION 5. MISCELLANEOUS.

         5.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         5.2 Payment of Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all expenses of the Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

         5.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         5.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         5.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         5.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

         5.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       THE JOHN NUVEEN COMPANY


                                       By:    /s/ Peter H. D'Arrigo
                                              ----------------------------------
                                       Title: Vice President and Treasurer
                                              ----------------------------------

                                       NUVEEN INVESTMENTS


                                       By:    /s/ Peter H. D'Arrigo
                                              ----------------------------------
                                       Title: Vice President and Treasurer
                                              ----------------------------------

                                      BANK OF AMERICA, N.A., individually and as
                                      Administrative Agent


                                      By:    /s/ Elizabeth W.F.  Bishop
                                             ----------------------------------
                                      Title: Managing Director
                                             ----------------------------------

                                       CITICORP USA, INC.


                                       By:    /s/ Jervis Smith
                                              ----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       BANK ONE, NA (Main Office Chicago)


                                       By:    /s/ Andrea S. Kantor
                                              ----------------------------------
                                       Title: Director
                                              ----------------------------------

                                        STATE STREET BANK AND TRUST COMPANY


                                        By:    /s/ Charlie Garrity
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                  SCHEDULE 2.1

                                   COMMITMENTS
                               AND PRO RATA SHARES

                  Bank                               Commitment                             Pro Rata Share
                  ----                               ----------                             --------------
         Bank of America, N.A.                       $37,500,000                                 30%

         State Street Bank and Trust                 $50,000,000                                 40%
            Company

         Citicorp USA, Inc.                          $25,000,000                                 20%

         Bank One, NA                                $12,500,000                                 10%

                                  SCHEDULE 10.2
                                LENDING OFFICES,
                              ADDRESSES FOR NOTICES

BANK OF AMERICA, N.A.,
---------------------
   as Administrative Agent and a Bank
Address for Notices:
231 South LaSalle Street
10th Floor
Chicago, IL   60697
Attention: Constance Perrone
Telephone: (312) 828-4355
Facsimile: (312) 987-0889
Domestic and Offshore Lending Office:
Agency Services
101 North Tryon Street
Charlotte, NC  28255
Attention: Herbert Boyd
Telephone: (704) 388-3225
Facsimile: (704) 409--0002

CITICORP USA, INC.,
------------------
 as Syndication Agent and a Bank
Address for Notices:
399 Park Avenue
New York, NY   10043
Attention: Pierre Guigui
Telephone: (212) 559-2849
Facsimile: (212)
Domestic and Offshore Lending Office:
2 Penn Way
Suite 200
New Castle, DE
Attention: Sally Schoenleber
Telephone: (302) 894-6061
Facsimile: (302) 894-6120

BANK ONE, NA (Main Office Chicago),
----------------------------------
   as a Bank
Address for Notices:
153 West 51st Street
New York, NY   10019
Attention: Patricia Yee
Telephone: (212) 373-1194
Facsimile:  (212) 373-1180
Domestic and Offshore Lending Office:
1 Bank One Plaza

16th Floor
IL1-0159
Chicago, IL 60670
Attention: Vicki Kobierski
Telephone: (312) 732-5627
Facsimile: (312) 732-3537

STATE STREET BANK AND TRUST COMPANY,
-----------------------------------
   as a Bank

Addresses for Notices.





Domestic and Offshore Lending Office:



                                      S-2